Rule 497(e)

File Nos. 333-162251 and 811-05817

VARIFUND

Flexible Premium Variable Deferred Annuity

Issued through

Varifund Variable Annuity Account

By

Great-West Life & Annuity Insurance Company

Supplement dated May 17, 2019 to the Prospectus

and Statement of Additional Information (“SAI”) dated May 1, 2003

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2003.

Sale of Business:

On January 24, 2019, Great-West Life & Annuity Insurance Company (“Great-West”) announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this contract. Subject to the provision of certain services by Great-West or its affiliates for a transitional period following the closing, Protective will agree to provide administration for this contract in accordance with their terms and conditions. The transaction is expected to close in the first half of 2019, subject to regulatory approvals and customary closing conditions.

Effective immediately, the Columbia Variable Portfolio Select Smaller-Cap Value Fund is renamed Columbia Variable Portfolio Select Small Cap Value Fund. Accordingly, all references to Columbia Variable Portfolio Select Smaller-Cap Value Fund in the Prospectus and SAI are hereby deleted and replaced with Columbia Variable Portfolio Select Small Cap Value Fund.

Effective on or about June 3, 2019, the following name changes will occur, and all references to the old names in the Prospectus and SAI are hereby deleted and replaced with the new names:

Old Name	New Name
Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly Dreyfus Socially Responsible Growth Fund, Inc.)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly The Dreyfus Socially Responsible Growth Fund, Inc.)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

Dreyfus Variable Investment Fund	BNY Mellon Variable Investment Fund

Dreyfus VIF Appreciation Portfolio	BNY Mellon VIF Appreciation Portfolio

Dreyfus VIF Growth & Income Portfolio	BNY Mellon VIF Growth & Income Portfolio

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 905-1959, or write to

Great-West at 8515 East Orchard Road, Greenwood Village, CO 80111.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and SAI dated May 1, 2003.

Please read this Supplement carefully and retain it for future reference.